UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2014

New Hampshire Thrift Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9

Newport, New Hampshire 03773

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2014 annual meeting of stockholders (the “Annual Meeting”) held on May 8, 2014, the stockholders of New Hampshire Thrift Bancshares, Inc. (the “Company”) approved the Company’s 2014 Stock Incentive Plan (“Stock Incentive Plan”). Pursuant to the terms of the Stock Incentive Plan, up to 410,00 shares of our common stock have been reserved for awards, including stock options and restricted stock, which may be granted to any officer, key employee or non-employee director of the Company or its affiliates or any consultant performing services for the Company or its affiliates. A summary of the material features of the 2014 Stock Incentive Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 26, 2014 (the “Proxy Statement”), which description is incorporated herein by reference and qualified in its entirety by reference to the text of the 2014 Stock Incentive Plan. A copy of the 2014 Stock Incentive Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

There were 8,219,376 shares of common stock eligible to be voted at the Annual Meeting and 6,331,140 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. There were four proposals submitted to the Company’s stockholders at the Annual Meeting. All proposals were passed. The final results of voting on each of the proposals are as follows:

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Leonard R. Cashman	3,226,904	183,210	2,921,025
Steven H. Dimick	3,137,886	272,229	2,921,025
Stephen W. Ensign	3,090,684	319,431	2,921,025
Catherine A. Feeney*	3,128,895	281,219	2,921,025

*	All nominees were elected to serve a three-year term with the exception of Director Feeney, who was elected to serve a one-year term.

Proposal 2: Ratification of the Appointment of Shatswell, MacLeod & Co., P.C. as the Company’s Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Vote
6,281,494	29,895	13,126	6,624

Proposal 3: Consideration and Approval of a Non-binding Advisory Resolution on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Vote
3,108,217	156,381	152,140	2,914,402

Proposal 4: Approval of the Company’s 2014 Stock Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Vote
2,927,193	381,880	101,041	2,921,026

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
10.1	New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

Date: May 13, 2014	By:	/s/ Laura Jacobi
Laura Jacobi
First Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
10.1	New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan